UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8‑K/A
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Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 31, 2013
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DIGIRAD CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	000-50789	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1048 Industrial Court,
Suwanee, GA 30024
(Address of principal executive offices, including zip code)

(858) 726-1600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Amendment No. 2 (the “Form 8-K/A”) amends the Current Report on Form 8-K of Digirad Corporation, originally filed with the Securities and Exchange Commission on August 1, 2013 (the “Original Filing”). The sole purpose of this Form 8-K/A is to file Exhibit 10.1, as indicated on the exhibit index contained in Item 9.01 below.
This Form 8-K/A does not otherwise change or update the disclosure set forth in the Original Filing.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

10.1	Asset Purchase Agreement, dated as of July 31, 2013, by and between Digirad Corporation and Novadaq Technologies Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIRAD CORPORATION

By:	/s/ Jeffry R. Keyes
Jeffry R. Keyes Chief Financial Officer

Dated:    November 22, 2013

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Asset Purchase Agreement, dated as of July 31, 2013, by and between Digirad Corporation and Novadaq Technologies Inc.